Exhibit 10.45

Addendum Nr. 1 to the Undertaking to Subscribe to New Profit Certificates

of 27 February 2001

and

Addendum Nr. 4 to the Joint Venture Agreement of 8 October 1999

Between:

1.	Shurgard Storage Centers Inc., having its registered office at Valley Street 1155, Suite 400 – 98109-4426, Seattle - USA, a Washington Corporation,

represented for the purpose of this Addendum by Mr. Charles Barbo,

hereinafter referred to as “Shurgard”;

2.	SSC Benelux Inc., having its registered office at Valley Street 1155, Suite 400 – 98109-4426, Seattle – USA, a Washington Corporation,

represented for the purpose of this Addendum by Mr. Harrell Beck,

hereinafter referred to as “SSC Benelux Inc.”;

3.	Shurope Storage S.A., having its registered office at Quai du Commerce, 48 – 1000 Brussels – Belgium,

registered with the Register of Legal Entities under the number 0454.737.186,

represented for the purpose of this Addendum by Mr. Harrell Beck and Mr. Charles Barbo,

hereinafter referred to as “Shurope”;

4.	Recom & Co S.N.C., having its registered office at Quai du Commerce, 48 - 1000 Brussels - Belgium,

registered with the Register of Legal Entities under the number 0460.156.617,

represented for the purpose of this Addendum by Mr. Dave Grant, Manager,

hereinafter referred to as “Recom & Co”;

5.	Fremont SE (G.P.) Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Mr. Frederick P. Zarrilli,

hereinafter referred to as “Fremont GP”;

6.	Fremont SE (L.P.) Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Mr. Claude J. Zinngrabe,

hereinafter referred to as “Fremont LP”;

7.	Fremont SE (GP.) II Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Mr. Matthew J. Reidy,

hereinafter referred to as “Fremont SE GP”;

8.	Fremont SE (L.P.) II Ventures, L.L.C., a Delaware limited liability company, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Mr. Claude J. Zinngrabe, hereinafter referred to as “Fremont SE LP”;

9.	Fremont Investors, Inc., a Nevada corporation, having its principal office at 199 Fremont Street, Suite 2500, San Francisco, CA 94105, U.S.A.,

represented for the purpose of this Addendum by Mr. Claude J. Zinngrabe, hereinafter referred to as “Fll”;

And:

10.	Shurgard Self Storage SCA (formerly SSC Benelux & Co S.C.A.), having its registered office at Quai du Commerce/Handelskaai 48, 1000 Brussels,

registered with the Register of Legal Entities under the number 0454.057.394,

represented for the purpose of this Addendum by SSC Benelux Inc., Executive Manger, represented by Dave Grant,

hereinafter referred to as the “Company”.

Whereas:

(A)	The Parties entered into that certain Undertaking to Subscribe to New Profit Certificates with respect to the Company dated 27 February 2001 (the “NPC Agreement”).

(B)	All 40,928 New Profit Certificates that have been issued in accordance with the Agreement are currently owned by SSC Benelux Inc., Shurope, Recom & Co, Fremont LP and Fremont SEH LP. Therefore the parties to the NPC Agreement, other than the Parties, are not party to this Addendum since they have no further obligations under the NPC Agreement.

(C)	No calls were made on the New Profit Certificates.

(D)

In a supplemental agreement dated dated 18 December 2003 (the “Supplemental Agreement”), between the Company, Credit Suise First Boston, Citigroup Global Markets Limited and others, it has been agreed to amend certain terms of the “Credit Agreement”

(meaning the Restated Required Facility as defined in the Agreement and as amended by supplemental agreements dated 12 October 2001, 21 May 2002 and 18 September 2002).

(E)	In view of and pursuant to the Supplemental Agreement, the Parties wish to acknowledge the annullment of the New Profit Certificates.

(F)	The Parties entered into that certain Joint Venture Agreement with respect to the Company dated 8 October 1999, as amended on 31 July 2000, 24 April 2003 and September 2003 (the “JV Agreement”). The parties to the JV Agreement, other than the Parties, are not party to this Addendum because they no longer own any Partner Interests in the Company and, pursuant to the sale agreement of such Partner Interests, are no longer bound by the JV Agreement, except for its Article 7.3.

(G)	In a securities purchase agreement dated 3 October 2003 (the “ESS Grana Securities Purchase Agreement”), SSC Benelux Inc. has purchased the entire equity participations of European Self Storage SA (“ESS”) and Grana International (“Grana”) in the Company, comprising the 4 General Partner Interests owned by ESS and the 1,017 Limited Liability Partner Interests and 101 New Profit Certificates owned by Grana.

(H)	As a consequence of these purchases, the Parties wish to amend certain Articles of the JV Agreement.

NOW, THEREFORE, the Parties hereto agree as follows:

1	Definitions

Unless otherwise defined herein, any word in this Addendum starting with a capital letter is a defined term and should, with respect to Articles 2 and 9 hereof, have the same meaning as in the NPC Agreement, and with respect to Articles 3, 4, 5, 6, 7 and 8 hereof have the same meaning as in the JV Agreement.

2	Annulment of the New Profit Certificates

The Parties agree that the amendment of the Credit Agreement pursuant to the Supplemental Agreement shall be deemed to consitute an event as set out in Article 4.4, paragraph six, (i) of the NPC Agreement.

In view of the fact that no calls have been made on the New Profit Certificates, the New Profit Certificates are automatically annulled, with loss of all rights and obligations attached thereto, as a result of the Supplemental Agreement, which constitutes the full and final reimbursement of the Restated Required Facility.

3	Article 1.1 of the JV Agreement

(i)	The definition of “Company” under Article 1.1 of the JV Agreement is replaced by the following definition:

““COMPANY” shall mean Shurgard Self Storage SCA (f/k/a SSC Benelux & Co S.C.A.), a “société en commandite par actions / commanditaire vennootschap op aandelen” organised under the laws of Belgium, having its registered office at Quai du Commerce/Handelskaai 48, 1000 Brussels, and registered with the Register of

Legal Entities under the number 0454.057.394. At Closing the charter of the Company shall be modified to conform to the text of Exhibit A to this Agreement;”

(ii)	The definition of “Existing Partners” under Article 1.1 of the JV Agreement is replaced by the following definition:

““EXISTING PARTNERS” shall mean Shurgard, SSC Benelux, Shurope and Recom & Co;”

(iii)	The definition of “Required Facility” under Article 1.1 of the JV Agreement is replaced by the following definition:

““REQUIRED FACILITY” shall mean the Euro 140,000,000 revolving credit agreement relating to the development of self storage centres by Shurgard Self Storage SCA Group entered into on or around October 4, 1999 between SSC Benelux & Co. SCA (former name of Shurgard Self Storage SCA), the companies defined therein as Original Charging Companies, Credit Suisse First Boston (Europe) Limited as Arranger, Credit Suisse First Boston, London branch as Agent and Security Trustee and the financial institutions named therein as Banks;”

(iv)	The definition of “Undertaking to Subscribe” under Article 1.1 of the JV Agreement is replaced by the following definition:

““UNDERTAKING TO SUBSCRIBE” shall mean the agreement with respect to the undertaking to subscribe to New Profit Certificates entered into on 27 February 2001, as amended;”

4	Article 4.2 of the JV Agreement

The following text shall be added at the end of Article 4.2 of the JV Agreement and shall replace the text added to Article 4.2 pursuant to Addendum Nr. 3 to the JV Agreement:

“As a result of (i) the sale by Deutsche Bank GP to SSC Benelux Inc. of its 7 General Partner Interests in the Company, (ii) the sale by AIG GP to SSC Benelux Inc. of its 4 General Partner Interests in the Company, and, (iii) the sale by ESS to SSC Benelux Inc. of its 4 General Partner Interests in the Company the General Partner Interests owned by the Parties as of the closing of such sales are as follows:

Number of General Partner Interests
SSC Benelux Inc	49
Fremont GP	5
Fremont SE GP	2”

5	Article 4.3 of the JV Agreement

The following text shall be added after the second paragraph of Article 4.3 of the JV Agreement:

“As a result of (i) the conversion of 136,111 Warrants (3 Warrants held by ESS; 4 Warrants held by SSC Benelux; 592 Warrants held by Grana; 6,371 Warrants held by Shurope and 129,141 Warrants held by Recom & Co) into 136,111 Class A Limited Liability Partner Interests in the Company on 8 September 2003, and (ii) the sale by Grana to SSC Benelux

Inc. of its 1,017 Class A Limited Liability Partner Interests in the Company, and, (iii) the sale by ESS to SSC Benelux Inc. of its 3 Class A Limited Liability Partner Interests in the Company,    , the Class A Limited Liability Partner Interests owned by the Parties as of the closing of such sales are as follows:

Number of Class A Limited Liability Partner Interests
SSC Benelux Inc	1,024
Shurope	10,946
Recom & Co	221,874”

6	Article 4.6.1 of the JV Agreement

The following text shall be added at the end of Article 4.6.1 of the JV Agreement and shall replace the text added to Article 4.6.1 pursuant to Addendum Nr. 3 to the JV Agreement:

“As a result of (i) the sale by Deutsche Bank LLP to SSC Benelux Inc. of its 52,165 Profit Certificates and 5,225 New Profit Certificates, (ii) the sale by AIG LLP to SSC Benelux Inc. of its 21,922 Profit Certificates and 2,177 New Profit Certificates, (iii) the sale by AIRE to SSC Benelux Inc. of its 7,308 Profit Certificates and 726 New Profit Certificates, (iv) the sale by Grana to SSC Benelux Inc. of its 101 New Profit Certificates and (v) the annulment of the New Profit Certificates, the Profit Certificates owned by the Parties as of the closing of such sale will be as follows:

Investor	Number of Profit Certificates
Fremont SE LP	12,494
Fremont LLP	40,121
SSC Benelux Inc.	125,691
TOTAL	178,306

The New Profit Certificates have been annulled.”

7	Article 5.1.1 of the JV Agreement

7.1	The fifth paragraph of Article 5.1.1 of the JV Agreement is replaced by the following text:

“The physical persons representing the General Partner Investors at the Board of Managers of the Company shall be:

•	Dave Grant, as permanent representative of SSC Benelux Inc., as from 28 March 2003;

•	Frederick P. Zarrilli, as permanent representative of Fremont SE (G.P.) Ventures, L.L.C., as from 4 February 2003; and

•	Matthew J. Reidy as permanent representative of Fremont SE (G.P.) II Ventures, L.L.C., as from 4 February 2003.”

7.2	The following paragraphs are deleted in Article 5.1.1 of the JV Agreement:

“SSC Benelux Inc. shall be represented by the following individuals:

•	George Hutchinson

•	Charles Barbo (chairman) and

•	David Grant.

Such persons shall represent SSC Benelux Inc. and vote as 1 block having jointly 28 votes.

ESS shall be represented by Ake Fogelberg and Patrick Metdepenninghen. They shall both represent ESS and vote as 1 block having jointly 4 votes.”

8	Article 14.3 of the JV Agreement

(i)	The notice provision for the Existing Partners in Article 14.3 of the Agreement is replaced by the following text:

“If to the Existing Partners

If to Shurgard

To:	Shurgard Storage Centers Inc.
Valley Street 1155, Suite 400
98109-4426 Seattle
USA
Attn:	Mr. Charles K. Barbo
Telefax:	00 1-206 652.37.60

If to SSC Benelux Inc

To:	SSC Benelux Inc.
Valley Street 1155, Suite 400
98109-4426 Seattle
USA
Attn:	Mr. Charles K. Barbo
Telefax:	00 1-206 652.37.60

If to Shurope

To:	Shurope Storage S.A.
Quai du Commerce 48
1000 Brussels
Belgium
Attn:	Mr. Charles K. Barbo and Mr. Harrell L. Beck
Telefax:	00 32 2 229 56 55

If to Recom & Co

To:	Recom & Co S.N.C.
Quai du Commerce 48
1000 Brussels
Belgium
Attn:	Mr. Dave Grant
Telefax:	00 32 2 229 56 55”

(ii)	In the notice provision for the Company in Article 14.3 of the JV Agreement is replaced by the following text:

“If to the Company

To:	Shurgard Self Storage SCA
Quai du Commerce 48
1000 Brussels
Attn:	Mr. Bruno Roqueplo
Telefax:	(32 2) 229 56 55”

9	Charter of the Company

SSC Benelux Inc., Shurope, Recom & Co, Fremont GP, Fremont LP, Fremont SE GP and Fremont SE LP shall cause the Board of Managers of the Company (i) to convene an Extraordinary Partners’ Meeting as soon as practical following the signing date of this Addendum to establish the annulment of the New Profit Certificates in a notarial deed and to amend the bylaws of the Company accordingly, and (ii) to vote affirmative at such Extraordinary Partners’ Meeting on the proposals in this respect.

SSC Benelux Inc., Shurope, Recom & Co, Fremont GP, Fremont LP, Fremont SE GP and Fremont SE LP also undertake to vote in such way as to modify the Charter of the Company in accordance with the above modifications to the JV Agreement, if and to the extent necessary, substantially in the form as attached hereto as Schedule 1.

10	Governing law and arbitration

This Addendum shall be governed by Belgian law.

All disputes arising out of or in connection with this Addendum shall be resolved in accordance with the provisions of Article 14.8 of the JV Agreement.

Made on                      2004, in nine originals. Each of Party acknowledges receipt of its own original.

/s/ Charles Barbo
Shurgard Storage Centers Inc.
Represented by:
Name: Charles Barbo
Title:

/s/ Harrell Beck
SSC Benelux Inc.
Represented by:
Name: Harrell Beck
Title:

/s/ Harrell Beck	/s/ Charles Barbo
Shurope Storage S.A.	Shurope Storage S.A.
Represented by:	Represented by:
Name: Harrell Beck	Name: Charles Barbo
Title:	Title:

/s/ Dave Grant
Recom & Co S.N.C.
Represented by:
Name: Dave Grant
Title: Manager

/s/ Frederick P. Zarrilli
Fremont SE (G.P.) Ventures, L.L.C.
Represented by:
Name: Frederick P. Zarrilli
Title:

/s/ Claude J. Zinngrabe
Fremont SE (L.P.) Ventures, L.L.C.
Represented by:
Name: Claude J. Zinngrabe
Title:

/s/ Matthew J. Reidy
Fremont SE (G.P.) II Ventures, L.L.C.
Represented by:
Name: Matthew J. Reidy
Title:

/s/ Claude J. Zinngrabe
Fremont SE (L.P.) II Ventures, L.L.C.
Represented by:
Name: Claude J. Zinngrabe
Title:

/s/ Claude J. Zinngrabe
Fremont Investors, Inc.
Represented by:
Name: Claude J. Zinngrabe
Title:

/s/ David Grant
Shurgard Self Storage S.C.A.
Represented by:
Name: SSC Benelux Inc.
Title: Executive Manager
Represented by:
Name: David Grant
Title: Permanent Representative